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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K


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                                CURRENT REPORT

    Pursuant to section 13 of 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 26, 1998


                                Network Six, Inc.
          (Exact name of registrants as specified in its charter)

                            Commission File No. 0-21038

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
   Rhode Island                                        05-036-6090
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation or organization)

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                       475 Kilvert Street, Warwick, Rhode Island 02886
                  (Address of principal executive officer, including zip code)

                                      (401) 732-9000
                  (Registrant's telephone number, including are code)

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Item 5.  Other Events

         The October 26, 1998 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7 (c),  Exhibits

         99 Press Release, dated October 26, 1998, of Network Six, Inc.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Network Six, Inc.
                                               -----------------
                                               (Registrant)

Date:  October 26, 1998                        By:  /s/DOROTHY M. CIPOLLA
                                                  ----------------------------
                                                    Dorothy M. Cipolla
                                                    Chief Financial Officer

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                               Network Six, Inc.
                          Current Report on Form 8-K
                            Dated October 26, 1998

                                 Exhibit Index

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Exhibit
  No.                                   Exhibits
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

99                      Press Release dated October 26, 1998

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                                                                    EXHIBIT 99